                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 13, 2007
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                                 WHX CORPORATION
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             (Exact name of registrant as specified in its charter)

         Delaware                     1-2394                  13-3768097
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(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

       555 Theodore Fremd Avenue, Rye, New York                  10580
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (914) 925-4413
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

      |_| Written  communications  pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

      |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

      |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            On April 13,  2007,  as a result  of a tender  offer  (the  "Offer")
pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of
February  23, 2007 by and among Steel  Partners  II,  L.P.,  a Delaware  limited partnership  ("Steel  Partners"),  BZ Acquisition Corp., a Delaware  corporation
("BZ Acquisition"), and Bairnco Corporation, a Delaware corporation ("Bairnco"),
BZ Acquisition  acquired  approximately 88.9% of the outstanding common stock of
Bairnco. WHX Corporation, a Delaware corporation (the "Company"), acquired Steel
Partners'  entire  interest  in BZ  Acquisition  pursuant  to a  Stock  Purchase
Agreement, dated April 12, 2007, and accordingly has acquired control of Bairnco through its ownership of BZ Acquisition.  The  consideration  for each share was
$13.50 in cash.

            Based upon a preliminary  tally by American  Stock  Transfer & Trust
Company,  the depositary  for the Offer, a total of 6,600,989  shares of Bairnco common stock were  validly  tendered in the Offer and not  withdrawn  (including
14,377  shares  tendered  pursuant  to  guaranteed  delivery   procedures).   BZ
Acquisition has accepted for purchase all Bairnco shares validly tendered in the
Offer and not withdrawn.  Payment for the tendered shares, at the Offer price of
$13.50 per share, net to the seller in cash and without  interest,  will be made promptly.

            As promptly as practicable, BZ Acquisition and the Company intend to take all action  within  their  control to effect a merger (the  "Merger") of BZ
Acquisition  with  Bairnco  in which each  share of  Bairnco  common  stock that remains  outstanding  (other than shares owned by the Company or BZ Acquisition, shares owned by Bairnco as treasury  stock and shares held by  stockholders  who properly exercise their appraisal  rights) will  automatically be converted into the right to receive  the same $13.50 per share cash  consideration  paid in the
Offer.

            Funds for payment of the shares purchased in the Offer were obtained pursuant to two loans.  Steel Partners extended to BZ Acquisition a bridge loan, which is guaranteed by the Company on an unsecured  basis, in a principal amount up to  $90,000,000  pursuant  to a Loan and  Security  Agreement  ("Bridge  Loan
Agreement").  In addition,  Steel Partners extended to the Company a $15,000,000 subordinated  loan,  which is  unsecured  at the  Company  level,  pursuant to a
Subordinated  Loan  and  Security  Agreement  ("Subordinated  Loan  Agreement"),
between the Company,  as borrower,  and Steel Partners,  as lender.  The Company contributed the $15,000,000  proceeds of the subordinated loan to BZ Acquisition as a capital contribution.

            Borrowings under the Bridge Loan Agreement bear (i) cash interest at a rate per annum equal to the prime rate of JP Morgan  Chase plus 1.75% and (ii)
pay-in-kind interest at a rate per annum equal to 4.5% for the first 90 days the loan is outstanding  and 5% (instead of 4.5%) for the balance of the term,  each as adjusted from time to time. The minimum aggregate interest rate on borrowings under the  Bridge  Loan  Agreement  is 14.5% per annum for the first 90 days the loan is outstanding, and 15% (instead of 14.5%) per annum for the balance of the term,  and the maximum  aggregate  interest rate on borrowings  under the Bridge
Loan  Agreement is 18% per annum.  The cash  interest  rate and the  pay-in-kind interest rate may be adjusted from time to time, by agreement of Steel  Partners and Bairnco,  so long as the aggregate interest rate remains the same.  Interest is payable  monthly in  arrears.  Following  the  effective  time of the Merger, obligations  under the Bridge Loan  Agreement  will be  guaranteed by certain of
Bairnco's subsidiaries and secured by a junior lien on the assets of Bairnco and

certain  of  its   subsidiaries  and  capital  stock  of  certain  of  Bairnco's
subsidiaries.   Obligations  under  the  Bridge  Loan  Agreement  will  also  be guaranteed by the Company on an unsecured basis. The scheduled  maturity date of the indebtedness  under the Bridge Loan Agreement is the earlier to occur of (i)
June 30, 2008 and (ii) such time as Bairnco obtains any  replacement  financing.
Indebtedness  under the Bridge Loan Agreement may be prepaid  without penalty or premium.

            Borrowings  under the  Subordinated  Loan Agreement bear pay-in-kind interest  at a rate per annum  equal to the prime  rate of JP Morgan  Chase plus
7.75%, adjusted from time to time, with a minimum interest rate of 16% per annum and a maximum  interest  rate of 19% per annum.  Interest is payable  monthly in arrears.  Following  the  effective  time of the Merger,  obligations  under the
Subordinated  Loan  Agreement  will be  guaranteed by Bairnco and certain of its subsidiaries  and  secured by a junior lien on the assets of Bairnco and certain of its subsidiaries and capital stock of certain of Bairnco's subsidiaries.  The indebtedness  under the  Subordinated  Loan  Agreement will mature on the second anniversary of the issuance of the subordinated  loan and may be prepaid without penalty or premium.

            The Loan Agreements contain customary  representations,  warranties, covenants,  events of default  and  indemnification  provisions.  Following  the
Merger,  (i) the  indebtedness  under the Bridge Loan  Agreement and the related security interests will be subordinated to the indebtedness and related security interests  granted under Bairnco's  existing senior credit facility with Bank of
America,   N.A.,  and  (ii)  the  guarantees  of  the  indebtedness   under  the
Subordinated  Loan  Agreement  and  the  related  security   interests  will  be
subordinated  to  all  indebtedness  and  security  interests  described  in the preceding clause (i).

ITEM 8.01.  OTHER EVENTS.

            On April 16, 2007,  the Company  issued a press  release,  a copy of which is attached  hereto as EXHIBIT  99.1,  announcing  the  completion  of the
Offer.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

     (a)       Financial  Statements of Business  Acquired.  In accordance  with
               Item 9.01(a) of Form 8-K, the  financial  statements  for Bairnco
               Corporation  required pursuant to Regulation S-X will be filed by amendment to this Form 8-K on or before June 29, 2007.

     (b)       Pro Forma Financial Information.  In accordance with Item 9.01(b)
               of  Form  8-K,  the  pro  forma  financial  information  required pursuant to  Regulation  S-X will be filed by  amendment  to this
               Form 8-K on or before June 29, 2007.

     (d)       Exhibit No.          Description
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                     99.1           Press release, dated April 16, 2007.

                                   SIGNATURES

      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     WHX CORPORATION
                                       (Registrant)

Date: April 18, 2007
                                    By:     /s/ Robert Hynes
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                                    Name:   Robert Hynes
                                    Title:  Chief Financial Officer